UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AMENDED FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 11, 2011

Barclay Road, Inc.

(Exact Name of Registrant as Specified in its Charter)

WYOMING	000-52332	20-5571215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

                                PSEO ALCOBENDAS -  10 A CENTRO COMERCIAL BOULEVAR ALCOBENDAS, SPAIN 28109

 (Address of principal executive office, including zip code)

206-666-9889

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certify Accountant.

1.

 Resignation of Former Accountant.

With regard to the resignation of our former independent accountants and our subsequent appoint of new independent accountants, we provide the following information:

a.

March 1, 2010, the accounting firm of Wiener, Goodman & Company, PC terminated their relationship with the Public Company Accounting Oversight Board and thereby effectively resigned as our the independent accountants.

b.

No report on our financial statements for either of the past two years has been issued by an independent accountant.  However, Wiener, Goodman & Company, PC issued a report in connection with our financial statements for the year ended December 31, 2008 which contained the following qualification:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company will need additional working capital for its planned activity which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in the notes to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

c.

The decision to change our independent accountant as report herein was approved by our board of directors.  We have no audit committee, or similar committee, of our board of directors.

d.

During our two most recent fiscal years and any subsequent interim period preceding the resignation of our former accountants there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of our former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

e.

None of the following events occurred within the registrant's two most recent fiscal years and any subsequent interim period preceding our former accountant's resignation:

1

Our accountant's having advised us that the internal controls necessary for us to develop reliable financial statements do not exist;

2.

Our accountant's having advised us that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

3.

Our accountant's having advised us of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention that if further investigated may: ( i ) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or ( ii ) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to our accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

4.

Our accountant's having advised us that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either ( i ) a previously issued audit report or the underlying financial statements, or ( ii ) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to our accountant's resignation, dismissal or declination to stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re-election.

2.

Appointment of New Independent Accountants

A.  On January 11, 2011, our board of directors authorized our officers to engage Madsen and Associates, CPA of Salt Lake City, Utah as our independent accountants.  We did not, nor did anyone on our behalf, consult the new accountant regarding:

1.   The application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements and neither written or oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.  Any matter that was either the subject of a disagreement, as defined in paragraph 304(a)(1)(iv) of Regulation  S-K, or a reportable event, as described in paragraph 304(a)(1)(v) of Regulation S-K.

3.

 Letter from Former Accountant

We have provided our former accountant with a copy of the disclosures in the report and have request our former accountant furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in this report and, if not, stating the respects in which it does not agree.

Item 9.01

Exhibits

The numbering in the following list of exhibits tracks the numbers for exhibits identified in Item 601 of Regulation S-K promulgated by the Securities and Exchange Commission.  Not all numbered exhibits under Item 601 are required to be filed in a Form 8-K, and therefore some numbers of exhibits are not included hereunder:

Exhibit No.	Item	Description of Exhibit Supplied
16	Letter on Change in Certifying Accountant	Letter from Wiener, Goodman & Company, PC dated February 18, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 18, 2011	Barclay Road, Inc.

	By:	/s/ Eduardo Valero Erana
Eduardo Valero Erana
President and CEO